INVESCO EQUITY FUNDS, INC.
              (formerly, INVESCO Capital Appreciation Funds, Inc.)
                              INVESCO Endeavor Fund

                        INVESCO INTERNATIONAL FUNDS, INC.
                      INVESCO International Blue Chip Fund

                            Supplement to Prospectus
                            Dated September 23, 1998

The Funds' distributor will solicit orders to purchase Fund shares during an initial offering period from September 28, 1998 to October 28, 1998 (the Subscription Period). Orders received during the Subscription Period will be accepted by the Funds and invested at the initial public offering price of $10 per share on October 28, 1998. Payments accompanying orders received during the Subscription Period will be held by the Funds' transfer agent uncashed and uninvested until that time.

Charles Schwab & Co., Inc. (Schwab) is also soliciting subscriptions of both Funds' shares during the Subscription Period pursuant to an agreement with INVESCO Distributors, Inc. ("IDI"), the Funds' distributor. The $10 per share initial purchase price for each Fund's shares ordered through Schwab will be paid from a Schwab customer's brokerage account on October 28, 1998. IDI will pay Schwab for its services a fee equal to the greater of one hundred thousand dollars or an amount equal to a maximum of 0.50% of the total dollar amount of both Funds' shares sold through Schwab during the Subscription Period. All fees paid to Schwab under these arrangements will be paid solely by IDI out of its own resources and will have no effect on the Funds' fees or expenses.

Shares of the Funds will not be available to the public prior to the Funds' commencement of their public offering of shares except through these subscription offers. After the Subscription Period, Schwab will receive remuneration for recordkeeping and shareholder servicing of purchases of the Funds' Shares purchased through Schwab.

The date of the Supplement is September 23, 1998.